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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report:                    MARCH 30, 2004
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Date of earliest event reported:   MARCH 30, 2004
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                             PIONEER COMPANIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                            000-31230                    06-1215192
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(State or Other Jurisdiction       (Commission                  (IRS Employer
of Incorporation)                  File Number)              Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                           77002
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code        (713) 570-3200
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         Exhibit number         Description
         --------------         -----------

             99.1               Press Release of March 30, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 30, 2004, Pioneer Companies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its results for the year ended December 31, 2003. Filed herewith is such press release.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PIONEER COMPANIES, INC.


                                           By: /s/ KENT R. STEPHENSON
                                               ---------------------------------
                                               Kent R. Stephenson
                                               Vice President, Secretary and
                                               General Counsel



Dated: March 30, 2004


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                                  EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

            99.1               Press Release of March 30, 2004